EXHIBIT 10.9


                         STOCK OPTION AGREEMENT
                         ______________________

The Plan: The 2000 Molex Incorporated Incentive Stock Option Plan
          (Adopted by the Board of Directors July 28, 2000, and approved by the Stockholders October 20, 2000)


The Company:    MOLEX INCORPORATED      The Optionee:______________________
                a Delaware corporation        who is (check all that apply)
                2222 Wellington Court         ___  a director
                Lisle,  IL  60532             ___  an employee of the Company
                                                   or a subsidiary thereof

     The Company, as a matter of separate inducement and not in lieu of any salary or other compensation for services, has granted to the above identified Optionee, the Option set forth in Part I of this Agreement, upon the terms and conditions of the Plan and subject to the restrictions set forth below.


I.   THE OPTION GRANT  (Grant No. ________)
     ________________

     A.   Type of Option:              This option is intended to be a
                                       ___   qualified option covered by '422
                                             of the Internal Revenue Code, as
                                             amended.
                                       ___   nonqualified option  subject  to
                                             ordinary income tax consequences
                                             when exercised.

     B.   Class of Stock:              Molex Incorporated Class A Common Stock
                                       $.05 par value


     C.   Number of Shares Granted:    ______ shares


     D.   Option Price Per Share:      $________/share


     E.   Grant Date of Option:        ___________ __, 20__


     F.   Vesting Schedule:

          1. Initial Waiting Period:   _____ from the Grant Date

          2. Exercise  Periods:        After the Initial Waiting Period,
                                       the option is exercisable as follows:
                                       Option  shall  vest  to  the  maximum
                                       extent of ___% of the total number of
                                       shares  covered by the option  during
                                       each of the succeeding __ years, each
                                       commencing  with the  anniversary  of
                                       the  grant.   The right  to  exercise
                                       shall  be  cumulative  so  that   the
                                       optionee  may exercise in  any  given
                                       year  those unexpired shares he could
                                       have  exercised in a prior  year  but
                                       did not.

          3. Accelerated Vesting:      Notwithstanding  the  foregoing,  any
                                       unexercised  portion of an  unexpired
                                       option becomes 100% vested upon death
                                       or    total   disablement   or   upon
                                       retirement  if  the  conditions   set
                                       forth in the Plan are satisfied.

     G.   Expiration Date of Option:   ___________ __, 20__


     H.   Termination of Option
          Before Expiration:           One year after death, disablement or
                                       retirement; or upon termination of
                                       service with the Company for any
                                       reason other than death, disablement
                                       or retirement.


II.  SUBSEQUENT SALES OF STOCK PURCHASED UNDER THE PLAN
     __________________________________________________

     A. Registration - The shares purchased upon exercise of the option have not been registered under the Securities Act of 1933, as amended (the "Act") or under applicable state securities laws or exemptions thereunder. The Optionee may not sell stock purchased pursuant to the Plan any time after receipt of the stock certificate.

     B. Sales By An Affiliate - If the Optionee is deemed an "affiliate", he must comply with the provisions of Rule 144 under the Act. Officers, directors and 10% shareholders are deemed to be "affiliates". Any other Optionee holding a high management position may also be deemed an "affiliate". The Optionee recognizes that, if he is deemed an "affiliate", any routine sale of shares purchased hereunder made in reliance upon Rule 144 can be made only in limited amounts in strict accordance with the terms and conditions of that Rule and that, in the event that such Rule is not applicable or available to the Optionee, compliance with Regulation A or some other exemption under the Act will be required.

     C. Company's Obligation to Facilitate Resales Under Securities Laws - The Company is under no obligation whatsoever to register under the Act the shares purchased upon exercise of the option or to comply with, or make available to the Optionee, any exemption under the Act. The Optionee acknowledges that the Company is under no obligation whatsoever to supply the Optionee any information necessary to enable the Optionee to make routine sales thereunder.


III. INFORMATION CONTAINED IN PLAN DOCUMENT AND OTHER MATERIALS
     __________________________________________________________

     A. Acknowledgment of Receipt - Optionee hereby acknowledges receipt of the Plan document which sets forth the terms and conditions of the option granted hereunder.

     B. Applicability of Plan Document - The terms and conditions of the Plan are incorporated herein and made part of this Agreement.


MOLEX INCORPORATED



________________________________________  _____________________________________
F. A. Krehbiel                            Optionee
Co-Chairman



________________________________________
J. H. Krehbiel, Jr.
Co-Chairman